UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2020

The J. M. Smucker Company
(Exact Name of Registrant as Specified in Charter)

Ohio	001-05111	34-0538550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Strawberry Lane
Orrville,	Ohio	44667-0280
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (330) 682-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	SJM	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.
On March 19, 2020, The J. M. Smucker Company (the “Company”) sent a letter to the Company’s retail customers to provide an update on the business impacts of the rapidly evolving COVID-19 outbreak. A copy of the letter issued by the Company, dated March 19, 2020, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance, or achievements expressed or implied by those forward-looking statements. Readers should understand that the risks, uncertainties, factors, and assumptions listed and discussed in this Current Report on Form 8-K, including the following important factors and assumptions, could affect the future results of the Company and could cause actual results to differ materially from those expressed in the forward-looking statements:

•the impact of the COVID-19 outbreak on the Company’s business, suppliers, consumers, customers, and employees;

•disruptions or inefficiencies in the supply chain, including any impact of the COVID-19 outbreak;

•the ability to achieve cost savings related to the Company’s cost management programs in the amounts and within the time frames currently anticipated;

•the ability to generate sufficient cash flow to meet the Company’s cash deleveraging objectives;
•volatility of commodity, energy, and other input costs;

•risks associated with derivative and purchasing strategies the Company employs to manage commodity pricing and interest rate risks;

•the availability of reliable transportation on acceptable terms;

•the ability to implement and realize the full benefit of price changes, and the impact of the timing of the price changes to profits and cash flow in a particular period;

•the success and cost of marketing and sales programs and strategies intended to promote growth in the Company’s businesses, including product innovation;

•general competitive activity in the market, including competitors’ pricing practices and promotional spending levels;
•the impact of food security concerns involving either the Company’s products or its competitors’ products;

•the impact of accidents, extreme weather, and natural disasters;

•the concentration of certain of the Company’s businesses with key customers and suppliers, including single-source suppliers of certain key raw materials and finished goods, and the Company’s ability to manage and maintain key relationships;

•the timing and amount of capital expenditures and share repurchases;

•impairments in the carrying value of goodwill, other intangible assets, or other long-lived assets or changes in useful lives of other intangible assets;

•the impact of new or changes to existing governmental laws and regulations and their application, including tariffs;

•the outcome of tax examinations, changes in tax laws, and other tax matters;

•foreign currency and interest rate fluctuations; and

•risks related to other factors described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2019.

Readers are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information contained in this Current Report on Form 8-K. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Item 9.01  Financial Statements and Exhibits.

(d)Exhibits

Exhibit Number	Exhibit Description
99.1	Letter sent to retail customers on March 19, 2020.
101.INS	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE J. M. SMUCKER COMPANY

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal and Compliance Officer and Secretary
Date:  March 19, 2020
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